UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 25, 2007


                                    PHC, Inc.
             (Exact Name of Registrant as Specified in its Charter)

                                  Massachusetts
                    (State of Incorporation or Organization)

        1-33323                                             04-2601571
(Commission File Number)                    (I.R.S. Employer Identification No.)


200 Lake Street, Suite 102, Peabody, Massachusetts             01960
 (Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:  (978) 536-2777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

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Explanatory Note

The information in the attached exhibit corrects the information issued inn the press release, dated September 25, 3007 and attached as Exhibit 99.1 to the 8-K filed on September 26, 2007. The changes include a reclassification of deferred tax assets and liabilities and a change in the presentation of debt discount as deferred financing costs. These changes resulted in a change in the current ratio of the company from 2:1 to 1.96:1.

Item 9.01 Financial Statements and Exhibits.

      (d) The following exhibit is being furnished herewith:

Exhibit No.    Exhibit Description

     99.2 Information provided to correct the balance sheet information included in the Company press release dated September 25, 2007.


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                                                             SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                       PHC, INC.


Date:  October 4, 2007                       By:  /s/ Bruce A. Shear
                                                  _______________________
                                                      Bruce A. Shear
                                                      President


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